Exhibit 99.1

YOGAWORKS ANNOUNCES DELISTING FROM NASDAQ

LOS ANGELES, Updated July 15, 2019 – YogaWorks, Inc. (the “Company”) (NASDAQ:YOGA), one of the largest providers of high quality yoga instruction in the U.S., announced that the Company has determined it to be in its best interests to proceed with plans to remove its common stock from listing on The NASDAQ Stock Market and will file an application on Form 25, Notification of Removal From Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934. The decision was based on the Company’s current financial situation, taking into account the fact that the Company’s common stock is held by relatively few holders and there is limited trading of the Company’s common stock on NASDAQ.

The Company had previously received a notice from NASDAQ on December 12, 2018 that, as disclosed on an 8-K filed on December 12, 2018, based upon the closing bid price of the Company’s common stock for the preceding 30 consecutive business days, the Company no longer met the requirements to maintain a minimum bid price of $1.00 per share, as set forth in NASDAQ Listing Rule 5450(a)(1), and was at risk of being delisted by NASDAQ. In accordance with NASDAQ Listing Rule 5810(c)(3)(A)(i), the Company was provided a period of 180 calendar days, or until June 10, 2019, in order to regain compliance. The Company has since been granted by NASDAQ an extension of an additional 180 calendar days to regain compliance, but has instead determined it advisable to proceed with voluntary delisting.

The Company will file Form 25 on Monday, July 22, 2019, and the removal of the stock from listing on NASDAQ will become effective on Thursday, August 1, 2019. The Company will thereafter once again operate as a private company, as it did prior to its IPO. The Company’s duty to file any reports under Section 13(a) of the Exchange Act and the rules and regulations thereunder as a result of the security’s registration under Section 12(b) of the Exchange Act shall be suspended upon the effective date of the delisting.

In addition to this press release, YogaWorks will provide public notice of its determination on its corporate website at ir.yogaworks.com/news-releases. Notice will remain posted on the website until the delisting is effective.

For more information contact:

Michaelr@yogaworks.com

About YogaWorks

YogaWorks, Inc. is one of the largest providers of high-quality yoga instruction in the U.S., with 68 studios in nine markets including Los Angeles, Orange County, Northern California, New

York City, Boston, Baltimore, the Washington, D.C. area, Houston and Atlanta. YogaWorks strives to make yoga accessible to everybody and offers a wide range of class styles for people of all ages and abilities. Through its studios, the Company offers yoga classes, integrated fitness classes, workshops, teacher training programs and yoga-related retail merchandise. In addition to its studio locations, YogaWorks offers online instruction through its MyYogaWorks web platform, which provides subscribers with a highly curated catalog of over 1,200 yoga and meditation classes.

Forward-Looking Statements

This press release may include forward-looking statements that reflect the Company's current views about future events and financial performance. All statements other than statements of historical facts included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events are forward-looking statements.

These forward-looking statements are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not place undue reliance on any of the Company's forward-looking statements because they are subject to a variety of risks and uncertainties. Factors that could cause results to differ from those reflected in the forward-looking statements are set forth in the Company's prior press releases and public filings with the Securities and Exchange Commission, which are available via the Company's website at www.yogaworks.com. The forward-looking statements in this press release speak only as of the date of this release and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.